                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints John D. Waters, its, his and her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's or Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to 1,371,163 shares of common stock, par value $2.00 per share, of F.N.B. Corporation, to be issued in exchange for shares of common stock of West Coast Bancorp, Inc., upon consummation of the proposed merger of Southwest Banks, Inc., a wholly-owned bank holding company subsidiary of F.N.B. Corporation, with and into West Coast Bancorp, Inc., and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter call the Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effects as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                       F.N.B. CORPORATION
                                       (Registrant)


                                       By:  /s/ Peter Mortensen
                                          --------------------------------------
                                            Peter Mortensen
                                            Chairman and President
                                            Dated:      February 25, 1997
                                                  ------------------------------


/s/ Peter Mortensen                  Chairman, President                  Date: February 25, 1997
----------------------------------   (Principal Executive Officer)             -----------------------------
Peter Mortensen



/s/ Stephen J. Gurgovits             Executive Vice President and         Date: February 25, 1997
----------------------------------   Director                                  -----------------------------
Stephen J. Gurgovits



/s/ Samuel K. Sollenberger           Vice President and Director          Date: February 25, 1997
----------------------------------                                             -----------------------------
Samuel K. Sollenberger



/s/ William J. Rundorff              Executive Vice President             Date: February 25, 1997
----------------------------------                                             -----------------------------
William J. Rundorff


/s/ John W. Rose                     Executive Vice President             Date: February 25, 1997
----------------------------------                                             -----------------------------
John W. Rose

/s/ John D. Waters                   Vice President and Chief Finance     Date: February 25, 1997
----------------------------------   Officer (Principal Financial and          -----------------------------
John D. Waters                       Accounting Officer)


/s/ W. Richard Blackwood             Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
W. Richard Blackwood



                                     Director                             Date:
----------------------------------                                             -----------------------------
William B. Campbell



/s/ Charles T. Cricks                Director                             Date: January2, 1997
----------------------------------                                             -----------------------------
Charles T. Cricks



/s/ Henry W. Ekker                   Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
Henry W. Ekker, Esq.



/s/ Thomas C. Elliott                Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
Thomas C. Elliott



/s/ Thomas W. Hodge                  Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
Thomas W. Hodge



/s/ George E. Lowe, D.D.S.           Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
George E. Lowe, D.D.S.



/s/ Paul P. Lynch                    Director                             Date: January 2, 1997
----------------------------------                                             -----------------------------
Paul P. Lynch



                                     Director                             Date:
----------------------------------                                             -----------------------------
James B. Miller



/s/ Robert S. Moss                   Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
Robert S. Moss



/s/ John R. Perkins                  Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
John R. Perkins



/s/ William A. Quinn                 Director                             Date: January 2, 1997
----------------------------------                                             -----------------------------
William A. Quinn


/s/ George A. Seeds                  Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
George A. Seeds

/s/ William J. Strimbu               Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
William J. Strimbu



/s/ Archie O. Wallace                Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
Archie O. Wallace



/s/ Joseph M. Walton                 Director                             Date: January 3, 1997
----------------------------------                                             -----------------------------
Joseph M. Walton



/s/ James T. Weller                  Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
James T. Weller



/s/ Eric J. Werner                   Director                             Date: February 25, 1997
----------------------------------                                             -----------------------------
Eric J. Werner, Esq.



/s/ Donna C. Winner                  Director                             Date: January 2, 1997
----------------------------------                                             -----------------------------
Donna C. Winner